Exhibit 10.44

SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

PROPERTY INSURANCE SHARING AGREEMENT

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED PROPERTY INSURANCE SHARING AGREEMENT (this “Second Amendment”) is entered into as of February 28, 2008 by and among MAGUIRE PROPERTIES, L.P., a Maryland limited partnership (the “Operating Partnership”), MAGUIRE PROPERTIES SERVICES, INC., a Maryland corporation (the “Services Company” or the “Manager”) and each of the entities listed in Exhibit A (the “Initial Subsidiaries”) and Exhibit B (the “Acquired Subsidiaries”) hereto. Each of the Operating Partnership, the Initial Subsidiaries and the Acquired Subsidiaries may be referred to herein individually as a “Partnership,” and may be referred to collectively as the “Partnerships.” Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement (as defined below).

Recitals

WHEREAS, the entities listed in Exhibit C hereto (the “Disposed Subsidiaries”) and the Initial Subsidiaries (together with the Disposed Subsidiaries, the “Original Subsidiaries”) entered into that certain First Amendment to the Amended and Restated Property Insurance Sharing Agreement dated December 15, 2003 (the “First Amendment”), amending that certain Amended and Restated Property Insurance Sharing Agreement dated June 27, 2003 (as so amended, the “Agreement”), whereby the Original Subsidiaries agreed to obtain certain blanket policies of insurance with respect to all Projects owned by the Original Subsidiaries, and to empower the Services Company to procure such policies of insurance;

WHEREAS, in separate transactions the Operating Partnership indirectly acquired, through the Acquired Subsidiaries, fee simple, ground lease and/or joint venture interests in the properties located opposite such Acquired Subsidiary’s name in Exhibit B hereto;

WHEREAS, certain existing entities (the “Existing Entities”) with interests in the properties located opposite such entities’ name in Exhibit D hereto were added to the blanket policies of insurance by the Operating Partnership and have agreed to empower the Services Company to procure such policies of insurance;

WHEREAS, in separate transactions the Operating Partnership indirectly acquired, through certain subsidiaries (the “Interim Subsidiaries”), fee simple, ground lease and/or joint venture interests in the properties located opposite such Interim Subsidiary’s name in Exhibit E hereto, and subsequently dissolved the Interim Subsidiaries and (i) sold the properties held by such Interim Subsidiary or (ii) transferred the properties to another subsidiary of the Operating Partnership;

WHEREAS, in separate transactions the Disposed Subsidiaries were dissolved and the properties held by such Disposed Subsidiary were either (i) sold or (ii) transferred to another party to this Second Amendment.

WHEREAS, the parties hereto wish to amend the Agreement to add the Acquired Subsidiaries and Existing Entities as Partnerships and the Acquired Subsidiaries and Existing Entities wish to be added as Partnerships on the terms and conditions set forth in the Agreement;

WHEREAS, the parties hereto wish to amend the Agreement to remove the Disposed Subsidiaries as Partnerships on the terms and conditions set forth in the Agreement;

WHEREAS, the parties hereto wish to allow the Operating Partnership to add and/or remove certain subsidiaries as Partnerships without requiring further amendment to the Agreement;

WHEREAS, the parties hereto wish to amend and restate Schedule 1, the specific description of the Projects, in the form attached hereto; and

WHEREAS, the parties hereto wish to combine the information previously presented on Schedules 2, 3 and 4 into a consolidated presentation on an amended and restated Schedule 2.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partnerships hereby agree to amend Agreement as follows:

1. Addition of Acquired Subsidiaries and Existing Entities; Acknowledgement of Interim Subsidiaries. The parties hereto hereby agree that the Acquired Subsidiaries and the Existing Entities are added to the Agreement as Partnerships. The parties hereto further agree that any reference in the Agreement to the Partnerships and the Projects shall include the Acquired Subsidiaries and the Existing Entities. Each Acquired Subsidiary and Existing Entity hereby appoints the Services Company as its agent and representative, and shall cause the Services Company to procure and continue in force on behalf of the Acquired Subsidiaries, the Existing Entities and the Partnerships such policies of insurance on the Projects and the projects of the Acquired Subsidiaries and the Existing Entities as the Services Company shall determine to be necessary or appropriate from time to time on the terms set forth in the Agreement. The parties hereto further acknowledge that each of the foregoing provisions applied to the Interim Subsidiaries for the duration of their existence.

2. Deletion of Disposed Subsidiaries. The parties hereto hereby agree that the Disposed Subsidiaries are removed from the Agreement as Partnerships. The parties hereto further agree that any reference in the Agreement to the Partnerships and the Projects shall not include the Disposed Subsidiaries. The Services Company shall have no further obligation to procure or continue in force on behalf of each Disposed Subsidiary any policy of insurance on the Disposed Subsidiaries or their associated Projects.

3. Consolidation of Schedules 2, 3 and 4; Common Benefit Insurance. The parties hereto hereby agree that (a) the information currently presented on Schedules 2, 3 and 4 shall be

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combined into a consolidated amended and restated Schedule 2 as attached hereto; (b) the notification obligations set forth under Section 4 of the Agreement shall be satisfied by such amended and restated Schedule 2; (c) that the Common Benefit Insurance outlined on such amended and restated Schedule 2 is appropriate for the first year, or portion thereof, following the effective date of this Second Amendment; and (d) such amended and restated Schedule 2 is hereby ratified and approved by the Partnerships and shall replace Schedules 2, 3 and 4 of the Agreement.

4. Addition or Removal of Partnerships. The parties hereto hereby agree that the Operating Partnership shall, in its sole and absolute discretion, have the ability to add or remove subsidiaries of the Operating Partnership as Partnerships under the Agreement, provided, however, that no such subsidiary shall be considered a Partnership under the Agreement unless and until such subsidiary executes and delivers to the Operating Partnership a written agreement substantially in the form attached hereto as Exhibit F pursuant to which such subsidiary shall agree to become a party to, and to be bound by and to comply with the provisions of, the Agreement in the same capacity as a Partnership.

5. Amendment to Exhibits. The parties hereto hereby agree that, as applicable, Exhibit B, Exhibit C and Exhibit D to this Second Amendment shall be deemed to be automatically amended from time to time, without requiring the consent of any party, to reflect the addition or removal of Partnerships by the Operating Partnership in compliance with this Agreement.

6. Amendment and Restatement of Schedule 1. The parties hereto hereby agree that Schedule 1 shall be amended and restated as attached hereto, and such amended and restated Schedule 1 is hereby ratified and approved by the Partnerships.

7. Terms of the Agreement. Except as set forth herein, the Agreement and the terms thereof shall remain in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Partnerships have executed this Second Amendment to the Amended and Restated Property Insurance Sharing Agreement as of the day and year first above written.

“OPERATING PARTNERSHIP”

MAGUIRE PROPERTIES, L.P.,
a Maryland limited partnership

By:	MAGUIRE PROPERTIES, INC.,
a Maryland corporation its General Partner

	By:	/s/ MARTIN A. GRIFFITHS
	Name:	Martin A. Griffiths
	Title:	Executive Vice President and Chief Financial Officer

“SERVICES COMPANY”

MAGUIRE PROPERTIES SERVICES, INC.,
a Maryland corporation

By:	/s/ MARTIN A. GRIFFITHS
Name:	Martin A. Griffiths
Title:	Treasurer

“INITIAL SUBSIDIARIES”

North Tower, LLC,
a Delaware limited liability company

By:	North Tower Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

		By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

			By:	/s/ MARTIN A. GRIFFITHS
			Name:	Martin A. Griffiths
			Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 555 W. Fifth, LLC
a Delaware limited liability company

By:	Maguire Properties – 555 W. Fifth Mezzanine, LLC
a Delaware limited liability company Its sole member

	By:	Maguire Properties, L.P.
a Maryland limited partnership Its sole member

		By:	Maguire Properties, Inc.
a Maryland corporation Its sole general partner

			By:	/s/ MARTIN A. GRIFFITHS
			Name:	Martin A. Griffiths
			Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 611 N. Brand, LLC,
a Delaware limited liability company

By:	Maguire Properties – 611 N. Brand Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Glendale, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership Its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Glendale II, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Partners – Solana, L.P.,
a Texas limited partnership

By:	Maguire Partners – Solana GP, LLC,
a Delaware limited liability company its sole general partner

	By:	Maguire Partners – Solana Business Trust,
a Delaware business trust its sole member and manager

		By:	/s/ ROBERT F. MAGUIRE III
		Name:	Robert F. Maguire III
		Title:	Managing Trustee

Maguire Partners – Solana Land, L.P.,
a Texas limited partnership

By:	Maguire Partners – Solana Land GP, LLC,
a Delaware limited liability company its sole general partner

	By:	Maguire Partners – Solana Land Business Trust,
a Delaware business trust its sole member and manager

		By:	/s/ ROBERT F. MAGUIRE III
		Name:	Robert F. Maguire III
		Title:	Managing Trustee

Maguire Partners – 740 South Olive Street, LP
a California limited partnership

By:	Maguire Partners – 740 Olive Street GP, LLC,
a Delaware limited liability company its sole general partner

	By:	Maguire Partners – 740 South Olive,
a California limited partnership its sole member

		By:	/s/ ROBERT F. MAGUIRE III
		Name:	Robert F. Maguire III
		Title:	General Partner

Library Square Associates, LLC,
a Delaware limited liability company

By:	Bunker Hill Senior Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Bunker Hill Junior Mezzanine, LLC,
a Delaware limited liability company its sole member

		By:	New BHE, LLC
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.,
a Maryland corporation Its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Partners – Plaza Las Fuentes, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 355 S. Grand, LLC,
a Delaware limited liability company

By:	Maguire Properties – 355 S. Grand Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – 355 S. Grand Junior Mezzanine, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Thomas Partners – 17th & Grand, LLC,
a Delaware limited liability company

By:	/s/ ROBERT F. MAGUIRE III
Name:	Robert F. Maguire III
Title:	President and Secretary

Maguire Properties – One Cal Plaza, LLC
a Delaware limited liability company

By:	Maguire Macquarie Office, LLC,
a Delaware limited liability company its sole member

	By:	Maguire MO Manager, LLC,
a Delaware limited liability company its non-member manager

		By:	Maguire Properties Services, Inc.,
a Maryland corporation its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole stockholder

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

“ACQUIRED SUBSIDIARIES”

Maguire Properties – 777 Tower, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 3301 Exposition, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Lantana South, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Lantana North, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 701 N. Brand, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole stockholder

		By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 350 S. Figueroa, LLC
a Delaware limited liability company

By:	Maguire Properties – 350 S. Figueroa Mezzanine, LLC
a Delaware limited liability company its sole member

	By:	Maguire Properties, L.P.
a Maryland limited partnership its sole member

		By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

			By:	/s/ MARTIN A. GRIFFITHS
			Name:	Martin A. Griffiths
			Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 3030 Olympic, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place Hotel, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place Shops, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place Master Development, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place SP Development, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place Parking, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place PS5, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Park Place PS2, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Irvine MV Development, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Irvine MV Campus, LLC,
a Delaware limited liability company

By:	Maguire Macquarie Office, LLC,
a Delaware limited liability company its sole member

	By:	Maguire MO Manager, LLC,
a Delaware limited liability company its non-member manager

		By:	Maguire Properties Services, Inc.,
a Maryland corporation its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole stockholder

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 3161 Michelson, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 3121 Michelson, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 17885 Von Karman, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 801 N. Brand, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole stockholder

		By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 700 N. Central, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole stockholder

		By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Pacific Arts Plaza, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Denver Center, LLC,
a Delaware limited liability company

By:	Maguire Macquarie Office, LLC,
a Delaware limited liability company its sole member

	By:	Maguire MO Manager, LLC,
a Delaware limited liability company its non-member manager

		By:	Maguire Properties Services, Inc.,
a Maryland corporation its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole stockholder

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – San Diego Tech Center, LLC,
a Delaware limited liability company

By:	Maguire Macquarie Office, LLC,
a Delaware limited liability company its sole member

	By:	Maguire MO Manager, LLC,
a Delaware limited liability company its non-member manager

		By:	Maguire Properties Services, Inc.,
a Maryland corporation its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole stockholder

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Macquarie/ Cerritos I, LLC,
a Delaware limited liability company

By:	Maguire Macquarie Office, LLC,
a Delaware limited liability company its sole member

	By:	Maguire MO Manager, LLC,
a Delaware limited liability company its non-member manager

		By:	Maguire Properties Services, Inc.,
a Maryland corporation its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole stockholder

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Stadium Gateway, L.P.,
a Delaware limited partnership

By:	Maguire Properties – Stadium Gateway, LLC,
a Delaware limited liability company its sole general partner

	By:	Maguire Macquarie Office, LLC,
a Delaware limited liability company its sole member

		By:	Maguire MO Manager, LLC,
a Delaware limited liability company its non-member manager

			By:	Maguire Properties Services, Inc.,
a Maryland corporation its sole member

				By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole stockholder

					By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

						By:	/s/ MARTIN A. GRIFFITHS
						Name:	Martin A. Griffiths
						Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 207 Goode, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

		By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

			By:	/s/ MARTIN A. GRIFFITHS
			Name:	Martin A. Griffiths
			Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Two Cal Plaza, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 550 South Hope, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 1920 Main Plaza, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 2010 Main Plaza, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 18581 Teller, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 2600 Michelson, LLC,
a Delaware limited liability company

By:	MP – 2600 Michelson Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 500 Orange Tower, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Stadium Towers, LLC,
a Delaware limited liability company

By:	Maguire Properties – Stadium Towers Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – City Tower, LLC,
a Delaware limited liability company

By:	MP – City Tower Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – TRS Holdings II Inc.,
a Maryland corporation its sole member

		By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole stockholder

			By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

				By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

					By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

						By:	/s/ MARTIN A. GRIFFITHS
						Name:	Martin A. Griffiths
						Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Griffin Towers, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties –Brea Corporate Place, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Brea Financial Commons, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 3800 Chapman, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings II Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole stockholder

		By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – City Parkway, LLC,
a Delaware limited liability company

By:	Maguire Properties – City Parkway Mezzanine, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – TRS Holdings II Inc.,
a Maryland corporation its sole member

		By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole stockholder

			By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

				By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

					By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

						By:	/s/ MARTIN A. GRIFFITHS
						Name:	Martin A. Griffiths
						Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Mission City Center, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – Pacarts West, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

		By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

			By:	/s/ MARTIN A. GRIFFITHS
			Name:	Martin A. Griffiths
			Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 755 S. Figueroa, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

		By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

			By:	/s/ MARTIN A. GRIFFITHS
			Name:	Martin A. Griffiths
			Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 2385 Northside, LLC,
a Delaware limited liability company

By:	Maguire Properties – Holdings II, LLC,
a Delaware limited liability company its sole member

	By:	Maguire Properties – Holdings I, LLC,
a Delaware limited liability company its sole member

		By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

			By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

				By:	/s/ MARTIN A. GRIFFITHS
				Name:	Martin A. Griffiths
				Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – 130 S. State College, LLC,
a Delaware limited liability company

By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

	By:	Maguire Properties, Inc.,
a Maryland corporation its sole general partner

		By:	/s/ MARTIN A. GRIFFITHS
		Name:	Martin A. Griffiths
		Title:	Executive Vice President and Chief Financial Officer

Maguire Properties – City Plaza, LLC,
a Delaware limited liability company

By:	Maguire Properties – TRS Holdings II Inc.,
a Maryland corporation its sole member

	By:	Maguire Properties – Holdings IV, LLC,
a Delaware limited liability company its sole stockholder

		By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

			By:	Maguire Properties, L.P.,
a Maryland limited partnership its sole member

				By:	Maguire Properties, Inc.
a Maryland corporation its sole general partner

					By:	/s/ MARTIN A. GRIFFITHS
					Name:	Martin A. Griffiths
					Title:	Executive Vice President and Chief Financial Officer

“EXISTING ENTITIES”

Maguire Partners – 1733 Ocean, LLC,
a Delaware limited liability company

By:	MP – Ocean Manager I, Inc.
a California corporation its manager

	By:	/s/ ROBERT F. MAGUIRE III
	Name:	Robert F. Maguire III
	Title:	Chief Executive Officer

Playa Vista – Water’s Edge, LLC,
a Delaware limited liability company

By:	Maguire Partners SCS, Inc.
a California corporation its manager

	By:	/s/ ROBERT F. MAGUIRE III
	Name:	Robert F. Maguire III
	Title:	Secretary

Maguire Partners – Water’s Edge Property Holdings, LLC,
a Delaware limited liability company

	By:	MP – Water’s Edge Mezzanine, LLC,
a Delaware limited liability company its manager

		By:	MP– Playa Vista – Water’s Edge, LLC,
a Delaware limited liability company its manager

By:	Maguire Properties – Holdings III, LLC,
a Delaware limited liability company its sole member

		By:	/s/ ROBERT F. MAGUIRE III
		Name:	Robert F. Maguire III
		Title:	Manager

Maguire Partners – WAP, LLC,
a Delaware limited liability company

By:	Maguire Partners SCS, Inc.
a California corporation its manager

	By:	/s/ ROBERT F. MAGUIRE III
	Name:	Robert F. Maguire III
	Title:	President

IN WITNESS WHEREOF, the undersigned hereby agrees to perform and comply with its obligations and duties under the foregoing Second Amendment to the Amended and Restated Property Insurance Sharing Agreement as of the day and year first above written.

“MANAGER”

MAGUIRE PROPERTIES SERVICES, INC.,
a Maryland corporation

By:	/s/ MARTIN A. GRIFFITHS
Name:	Martin A. Griffiths
Title:	Treasurer

Exhibit A

Initial Subsidiaries

Subsidiary	Property
North Tower, LLC, a Delaware limited liability company	Wells Fargo Tower (Los Angeles), 333 S. Grand Avenue, Los Angeles, California

Maguire Properties – 555 W. Fifth, LLC, a Delaware limited liability company	Gas Company Tower, 555 W. Fifth Street, Los Angeles, California World Trade Center Garage – North, 350 S. Figueroa Street, Los Angeles, California

Maguire Properties – 611 N. Brand, LLC, a Delaware limited liability company	Glendale Center, 611 N. Brand Boulevard, Glendale, California Glendale Center Parking Garage, 611 N. Brand Boulevard, Glendale, California

Maguire Properties – Glendale II, LLC, a Delaware limited liability company	Land parcel

Maguire Properties, L.P., a Maryland limited partnership

Maguire Properties – Corporate Office (Accounting), 333 S. Grand Avenue, Suite 400, Los Angeles, California

Maguire Properties – Corporate Office, 355 S. Grand Avenue, Suite 3300, Los Angeles, California

Maguire Properties – Executive Office, 1733 Ocean Avenue, Suite 400, Santa Monica, California

Exhibit A

Initial Subsidiaries

Subsidiary	Property
Maguire Partners – Solana, L.P., a Texas limited partnership

Solana – Village Retail Building, 3 Village Circle, Westlake, Texas

Solana – Village Center Office Building I, 9 Village Circle, Westlake, Texas

Solana – Village Center Office Building III, 7 Village Circle, Westlake, Texas

Solana Campus Circle – Bldg. 1, 1 Campus Circle, Westlake, Texas

Solana Campus Circle – Bldg. 2, 2 Campus Circle, Westlake, Texas

Solana Campus Circle – Bldg. 3, 3 Campus Circle, Westlake, Texas

Solana Campus Circle – Bldg. 4, 4 Campus circle, Westlake, Texas

Solana Campus Circle – Bldg. 5, 5 Campus Circle, Westlake, Texas

Solana Campus Circle – Bldg. 6, 6 Campus Circle, Westlake, Texas

Solana Campus Circle – Bldg. 7, 7 Campus Circle, Westlake, Texas

Solana Campus Circle – Bldg. 8, 8 Campus Circle, Westlake, Texas

Solana Sports Club, 2902 Sams School Road, Westlake, Texas

Marriott Solana Hotel, 5 Village Circle, Westlake, Texas

Solana Parking Structure A, 1 Campus Circle, Westlake, Texas

Solana Parking Structure B, 1 Campus Circle, Westlake, Texas

Solana Parking Structure – 9 Village Circle, Westlake, Texas

Solana Parking Structure – 7 Village Circle, Westlake, Texas

Solana – Southlake (Sabre), 1 East Kirkwood Boulevard, Southlake, Texas

Solana – Southlake Parking Structure, 1 East Kirkwood Boulevard, Southlake, Texas

Solana – Southlake (Sabre), 1 East Kirkwood Boulevard, Southlake, Texas

Exhibit A

Initial Subsidiaries

Subsidiary	Property
Maguire Partners – Solana Land, L.P., a Texas limited partnership	Land parcel for future development

Maguire Partners – 740 South Olive Street, L.P., a California limited partnership	740 S. Olive, Los Angeles, California Surface Parking – 737 S. Hill Street, Los Angeles, California

Library Square Associates, LLC, a Delaware limited liability company

US Bank Tower, 633 W. Fifth Street, Los Angeles, California

Maguire Gardens Retail Building (Café Pinot), 700 W. Fifth Street, Los Angeles, California

Westlawn Garage, 542 S. Flower Street, Los Angeles, California

Maguire Properties – Plaza Las Fuentes, LLC, a Delaware limited liability company

Plaza Las Fuentes – Hotel, 191 N. Los Robles, Pasadena, California

Plaza Las Fuentes – Office, 135 N. Los Robles, Pasadena, California

Plaza Las Fuentes – Subterranean Parking, 191 N. Los Robles, Pasadena, California (owned by city of Pasadena; managed & insured by Maguire Properties, L.P.)

Maguire Properties – 355 S. Grand, LLC, a Delaware limited liability company[1]	KPMG Tower, 355 S. Grand Avenue, Suite 3300, Los Angeles, California X-2 Garage, 355 S. Grand Avenue, Los Angeles, California

Maguire Thomas Partners – 17th & Grand, LLC, a Delaware limited liability company	17th & Grand Parking Structure, 240 W. Venice Boulevard, Los Angeles, California

Maguire Properties – One Cal Plaza, LLC, a Delaware limited liability company	One Cal Plaza, 300 S. Grand Avenue, Los Angeles, California

[1]	As part of refinancing, this entity was created to replace Maguire Partners – 355 S. Grand, LLC.

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – 777 Tower, LLC, a Delaware limited liability company	777 Tower, 777 S. Figueroa Street, Los Angeles, California 777 Tower Parking Structure, 945 W. 8th Street, Los Angeles, California

Maguire Properties – 3301 Exposition, LLC, a Delaware limited liability company	3301 South, 3301 Exposition Boulevard, Santa Monica, California

Maguire Properties – Lantana South, LLC, a Delaware limited liability company	Lantana Entertainment Media Campus – South, 3003 Exposition Boulevard, Santa Monica, California

Maguire Properties – Lantana North, LLC, a Delaware limited liability company	Lantana Entertainment Media Campus – North, 3000 W. Olympic Boulevard, Santa Monica, California Lantana Entertainment Media Campus – North, 2900 W. Olympic Boulevard, Santa Monica, California

Maguire Properties – 701 N. Brand, LLC, a Delaware limited liability company	701 N. Brand Boulevard, Glendale, California 701 N. Brand Pkg Structure, 127 Burchett, Glendale, California 127 Burchett Pkg Structure, 127 Burchett, Glendale, California (50% interest)

Maguire Properties – 350 S. Figueroa, a Delaware limited liability company	World Trade Center Garage – North, 350 S. Figueroa Street, Los Angeles, California

Maguire Properties – 3030 Olympic, LLC, a Delaware limited liability company	3302 East, 3030 Olympic Boulevard, Santa Monica, California

Maguire Properties – Park Place, LLC, a Delaware limited liability company

Park Place I, 3333 Michelson Drive, Irvine, California

Park Place I – Building 2, 3337 Michelson Drive, Irvine, California

Park Place I – Building 3, 3345 Michelson Drive, Irvine, California

Park Place I – Building 4, 3347 Michelson Drive, Irvine, California

Park Place I – Building 5, 3349 Michelson Drive, Irvine, California

Park Place I – Building 6, 3351 Michelson Drive, Irvine, California

Park Place I – Building 7, 3353 Michelson Drive, Irvine, California

Park Place I – Building 8, 3355 Michelson Drive, Irvine, California

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – Park Place Hotel, LLC, a Delaware limited liability company	Land parcel

Maguire Properties – Park Place Shops, LLC, a Delaware limited liability company

Shops at Park Place – 2957 Michelson Drive, 2957 Michelson Drive, Irvine, California

Shops at Park Place – 2961 – 2963 Michelson Drive, 2961 – 2963 Michelson Drive, Irvine, California

Shops at Park Place – 2967 Michelson Drive, 2967 Michelson Drive, Irvine, California

Shops at Park Place – 2981 – 2983 Michelson Drive, 2981 – 2983 Michelson Drive, Irvine, California

Shops at Park Place – 2991 Michelson Drive, 2991 Michelson Drive, Irvine, California

Shops at Park Place – 3021 – 3041 Michelson Drive, 3021 – 3041 Michelson Drive, Irvine, California

Shops at Park Place – 3309 Michelson Drive, 3309 Michelson Drive, Irvine, California

Maguire Properties – Park Place Master Development, LLC, a Delaware limited liability company	Land parcel

Maguire Properties – Park Place SP Development, LLC, a Delaware limited liability company	Land parcel

Maguire Properties – Park Place Parking, LLC, a Delaware limited liability company	Park Place II – Parking Structure #1, 3101 Michelson Drive, Irvine, California Park Place II – Parking Structure #6, 3323 Michelson Drive, Irvine, California

Maguire Properties – Park Place PS5, LLC, a Delaware limited liability company	Park Place II – Parking Structure #5, 3377 Michelson Drive, Irvine, California

Maguire Properties – Park Place PS2, LLC, a Delaware limited liability company	Park Place II – Parking Structure #2, 3151 Michelson Drive, Irvine, California

Maguire Properties – Irvine MV Development, LLC, a Delaware limited liability company	Common areas of Washington Mutual Irvine Campus

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – Irvine MV Campus, LLC, a Delaware limited liability company

Washington Mutual Irvine Campus – Bldg A, 17875 Von Karman Avenue., Irvine, California

Washington Mutual Irvine Campus – Bldg B, 17877 Von Karman Avenue., Irvine, California

Washington Mutual Irvine Campus – Bldg C, 17872 Gillette Avenue., Irvine, California

Washington Mutual Irvine Campus – Bldg D, 17838 Gillete Avenue., Irvine, California

Washington Mutual Irvine Campus – Bldg. A. – Pkg Structure, 17875 Von Karman Avenue., Irvine, California

Maguire Properties – 3161 Michelson, LLC, a Delaware limited liability company	Park Place II – 3161 Bldg., 3161 Michelson Drive, Irvine, California

Maguire Properties – 3121 Michelson, LLC, a Delaware limited liability company	Park Place II – 3121 Bldg., 3121 Michelson Drive, Irvine, California

Maguire Properties – 17885 Von Karman, LLC, a Delaware limited liability company	Washington Mutual Irvine Campus – Bldg. A. – Pkg Structure, 17875 Von Karman Avenue., Irvine, California

Maguire Properties – 801 N. Brand, LLC, a Delaware limited liability company	801 N. Brand Boulevard, Glendale, California

Maguire Properties – 700 N. Central, LLC, a Delaware limited liability company	700 N. Central Avenue, Glendale, California 127 Burchett Parking Structure, Glendale, California (50% interest)

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – Pacific Arts Plaza, LLC, a Delaware limited liability company

Pacific Arts Plaza I – Comerica Tower, 611 Anton Boulevard, Costa Mesa, California

Pacific Arts Plaza I – Ditech Tower, 3200 Park Center Drive, Costa Mesa, California

Pacific Arts Plaza I – BofA Tower, 675 Anton Boulevard, Costa Mesa, California

Pacific Arts Plaza I – Jerry’s Deli, 3210 Park Center Drive, Costa Mesa, California

Pacific Arts Plaza I – Chat Noir, 655 Anton Boulevard, Costa Mesa, California

Pacific Arts Plaza I – TGIF Restaurant, 601 Anton Boulevard, Costa Mesa, California

Pacific Arts Plaza I – Mastros, 633 Anton Boulevard, Costa Mesa, California

Pacific Arts Plaza I – Surface Parking Lot, 3199 Park Center Drive, Costa Mesa, California

Pacific Arts Plaza I – Central Plant, 3180 Park Center Drive, Costa Mesa, California

Pacific Arts Plaza I – Parking Structure, 3201 Avenue of the Arts, Costa Mesa, California

Pacific Arts Plaza IV, 3200 Bristol Street, Costa Mesa, California

Pacific Arts Plaza IV (Parking Structure), 3200 Bristol Street, Costa Mesa, California

Maguire Properties – Denver Center, LLC, a Delaware limited liability company	Wells Fargo Denver Center, 1700 Lincoln Street, Denver, Colorado Wells Fargo Denver Center (Parking Structure), 1700 Sherman Street, Denver, Colorado

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – San Diego Tech Center, LLC, a Delaware limited liability company

San Diego Tech Center 1, 9605 Scranton Road, San Diego, California

San Diego Tech Center 2, 9645 Scranton Road, San Diego, California

San Diego Tech Center 3, 9725 Scranton Road, San Diego, California

San Diego Tech Center 3D, 9685 Scranton Road, San Diego, California

San Diego Tech Center 4, 9805 Scranton Road, San Diego,

California

San Diego Tech Center 5, 9855 Scranton Road, San Diego, California

San Diego Tech Center 5A, 10055 Barnes Canyon Road, San Diego, California

San Diego Tech Center 5B, 10075 Barnes Canyon Road, San Diego, California

San Diego Tech Center 5C, 10065 Barnes Canyon Road, San Diego, California

San Diego Tech Center – Fitness Center, 9735 Scranton Road, San Diego, California

San Diego Tech Center – Restaurant, 9675 Scranton Road, San Diego, California

Maguire Macquarie/Cerritos I, LLC, a Delaware limited liability company	Cerritos I, 12900 Park Plaza Drive, Cerritos, California Cerritos I (Parking Structure), 12900 Park Plaza Drive, Cerritos, California Cerritos II, 12911 100 83rd Street, Cerritos, California

Maguire Properties – Stadium Gateway, L.P., a Delaware limited partnership	1900 S. State College Boulevard, Anaheim California

Maguire Properties – 207 Goode, LLC, a Delaware limited liability company	207 Goode Avenue, Glendale, California (parcel under development)

Maguire Properties – Two Cal Plaza, LLC, a Delaware limited liability company	Two Cal Plaza, 350 S. Grand Avenue, Los Angeles, California

Maguire Properties – 550 South Hope, LLC, a Delaware limited liability company	550 S. Hope, Los Angeles, California

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – 1920 Main Plaza, LLC, a Delaware limited liability company	1920 Main Plaza, Los Angeles, California 1910 Main Plaza – El Torito, 1910 Main Plaza, Los Angeles, California 1970 Main Plaza – Parking Structure, 1970 Main Plaza, Los Angeles, California

Maguire Properties – 2010 Main Plaza, LLC, a Delaware limited liability company	2010 Main Plaza, Los Angeles, California 2010 Main Plaza – McCormick’s, 2000 Main Street, Los Angeles, California

Maguire Properties – 18581 Teller, LLC, a Delaware limited liability company	18581 Teller Avenue, Irvine, California

Maguire Properties – 2600 Michelson, LLC, a Delaware limited liability company	2600 Michelson Drive, Irvine, California 2600 Michelson – Parking Structure, 2602 Michelson Drive, Irvine, California

Maguire Properties – 500 Orange Tower, LLC, a Delaware limited liability company

500 Orange Tower – Tower A, 500 N. State College Boulevard, Anaheim, California

500 Orange Tower – Bldg 2, 450 N. State College Boulevard, Anaheim, California

500 Orange Tower – Parking Structure, 3520 W. Orangewood Avenue, Anaheim, California

Maguire Properties – Stadium Towers, LLC, a Delaware limited liability company

Stadium Tower Plaza, 2400 E. Katella Avenue, Anaheim, California

Stadium Tower Plaza – Development, 2400 E. Katella Avenue, Anaheim, California

Stadium Tower Plaza – Parking Structure, 2460 E. Katella Avenue, Anaheim, California

Maguire Properties – City Tower, LLC, a Delaware limited liability company	City Tower, 333 City Boulevard West, Orange, California City Tower – Parking Structure, 339 City Boulevard West, Orange, California

Maguire Properties – Griffin Towers, LLC, a Delaware limited liability company

Griffin Towers V – 5 Hutton, 5 Hutton Centre Drive, Santa Ana, California

Griffin Towers V – 6 Hutton, 6 Hutton Centre Drive, Santa Ana, California

Griffin Towers V – Parking Structure, 6B Hutton Centre Drive, Santa Ana, California

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – Brea Corporate Place, LLC, a Delaware limited liability company

Brea Corporate Place – 135, 135 S. State College Boulevard, Brea, Orange, California

Brea Corporate Place – 145, 145 S. State College Boulevard, Brea, Orange, California

Brea Corporate Place – Parking Structure, 145 S. State College Boulevard, Brea, Orange, California

Maguire Properties – Brea Financial Commons, LLC, a Delaware limited liability company

Brea Financial Commons – 100, 100 S. State College Boulevard, Brea, Orange, California

Brea Financial Commons – 120, 120 S. State College Boulevard, Brea, Orange, California

Brea Financial Commons – 140, 140 S. State College Boulevard, Brea, Orange, California

Maguire Properties – 3800 Chapman, LLC, a Delaware limited liability company	The City – 3800 Chapman, 3800 W. Chapman Avenue, Orange, California

Maguire Properties – City Parkway, LLC, a Delaware limited liability company	City Parkway – 500, 500 City Parkway West, Orange, California City Parkway – 505, 505 City Parkway West, Orange, California City Parkway – 600, 600 City Parkway West, Orange, California

Maguire Properties – Mission City Center, LLC, a Delaware limited liability company

Mission City Center – Bldg. A, 2375 Northside Drive, San Diego, California

Mission City Center – Bldg. B, 2355 Northside Drive, San Diego, California

Mission City Center – Bldg. C, 2365 Northside Drive, San Diego, California

Mission City Center – Parking Structure, 2355 – 2375 Northside Drive, San Diego, California

Mission City Center – Parking Structure #2, 2355 – 2375 Northside Drive, San Diego, California

Maguire Properties – Pacarts West, LLC, a Delaware limited liability company	Pacific Arts Plaza – Surface Parking 3199 Park Center Drive, Costa Mesa, California

Maguire Properties – 755 S. Figueroa, LLC, a Delaware limited liability company	Land parcel

Maguire Properties – 2385 Northside, LLC, a Delaware limited liability company	Building Structure D, 2385 Northside Drive, San Diego, California

Exhibit B

Acquired Subsidiaries

Subsidiary	Property
Maguire Properties – 130 S. State College, LLC, a Delaware limited liability company	130 S. State College Boulevard, Brea, California

Maguire Properties – City Plaza, LLC, a Delaware limited liability company	City Plaza, 333 City Boulevard West, Orange, California

Exhibit C

Disposed Subsidiaries

Subsidiary	Property
Maguire Partners – 355 S. Grand, LLC, a Delaware limited liability company[2]	KPMG Tower (Wells Fargo Center South), 355 S. Grand Avenue, Los Angeles, California 235 S. Hill Street, Los Angeles, California

Maguire Partners – Plaza Las Fuentes, LLC, a Delaware limited liability company	Plaza Las Fuentes, 135 N. Los Robles, Pasadena, California Plaza Las Fuentes, 191 N. Los Robles, Pasadena, California

Maguire Properties – 808 S. Olive, LLC, a Delaware limited liability company	808 S. Olive Street, Los Angeles, California

Maguire/Cerritos I, LLC, a Delaware limited liability company	Cerritos Corporate Center Phase I, 12900 Park Plaza Drive, Cerritos, California Cerritos Corporate Center Phase II, 12911 Park Plaza Drive, Cerritos, California

Maguire Partners – 1733 Ocean, LLC, a California limited liability company	1733 Ocean Avenue, Santa Monica, California

Maguire Partners – 385 Colorado, LLC, a Delaware limited liability company	Plaza Las Fuentes – Phase II (Western Asset Plaza), 385 Colorado Boulevard, Pasadena, California

[2]	Disposed in connection with refinancing.

C-1

Exhibit D

Existing Entities

Subsidiary	Property
Maguire Partners – 1733 Ocean, LLC, a Delaware limited liability company	1733 Ocean Avenue, Santa Monica, California Maguire Properties – Executive Office, 1733 Ocean Avenue, Suite 400, Santa Monica, California

Playa Vista – Water’s Edge, LLC, a Delaware limited liability company	Playa Vista – Water’s Edge

Maguire Partners – Water’s Edge Property Holdings, LLC, a Delaware limited liability company	Water’s Edge – 5510 Lincoln Boulevard, Los Angeles, California Water’s Edge – 5570 Lincoln Boulevard, Los Angeles, California Surface Parking – 5510 Lincoln Boulevard, Los Angeles, California

Maguire Partners – WAP, LLC, a Delaware limited liability company	Plaza Las Fuentes – Phase II (Western Asset Plaza), 385 Colorado Boulevard, Pasadena, California

D-1

Exhibit E

Interim Subsidiaries

Subsidiary	Property
Maguire Properties – Regents Square, LLC

Regents Square – Building 1, 4275 Executive Square, La Jolla, California

Regents Square – Building 2, 4275 Executive Square, La Jolla, California

Regents Square – Building 3, 4275 Executive Square, La Jolla, California

Regents Square – Parking Structure, 4275 Executive Square, La Jolla, California

Maguire Properties – 18301 Von Karman, LLC	18301 Von Karman Avenue, Irvine, California

Maguire Properties – Tower 17, LLC	Tower Seventeen – Parking Structure, 18881 Von Karman Avenue, Irvine, California

Maguire Propeties – 1100 Executive Tower, LLC	1100 Executive Tower, 1100 Town & Country Road, Orange, California 1100 Executive Tower – Parking Structure, 729 S. Lawson Way, Orange, California

Maguire Properties – Lincoln Town Center, LLC	Lincoln Town Center, 2677 North Main Street, Santa Ana, California Lincoln Town Center – Parking Structure, 2677 North Main Street, Santa Ana, California

E-1

Exhibit F

JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to the Amended and Restated Property Insurance Sharing Agreement, dated as of June 27, 2003 by and among MAGUIRE PROPERTIES, L.P., a Maryland limited partnership (the “Operating Partnership”), MAGUIRE PROPERTIES SERVICES, INC., a Maryland corporation (the “Services Company” or the “Manager”) and the Partnerships signatory thereto, as amended from time to time (the “Insurance Sharing Agreement”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Insurance Sharing Agreement.

By executing and delivering this Joinder Agreement to the Operating Partnership, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Insurance Sharing Agreement in the same manner as if the undersigned were an original signatory to such agreement.

The undersigned agrees that he shall be a Partnership as such term is defined in the Operating Agreement.

Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the      day of                     ,         .

Signature of Partnership